Exhibit 99.1

Hut 8 Subsidiary American Bitcoin Announces Go-Public Transaction

Transaction designed to drive American Bitcoin’s capital markets access and growth trajectory

MIAMI, FL, May 12, 2025 (GLOBE NEWSWIRE) – Hut 8 Corp. (Nasdaq | TSX: HUT) (“Hut 8” or the “Company”), an energy infrastructure platform integrating power, digital infrastructure, and compute at scale to fuel next-generation, energy-intensive use cases such as Bitcoin mining and high-performance computing, today announced that its majority-owned subsidiary, American Bitcoin, has entered into a definitive merger agreement to go public with Gryphon Digital Mining, Inc. (Nasdaq: GRYP) (“Gryphon”) pursuant to which Gryphon will acquire American Bitcoin in a stock-for-stock merger transaction.

Upon closing, the combined company will operate under the American Bitcoin brand, led by the American Bitcoin board of directors, including Mike Ho, Asher Genoot, Justin Mateen, and Michael Broukhim, and management team, including Mike Ho, Matt Prusak, and Eric Trump. The combined company is expected to trade on Nasdaq under the ticker symbol “ABTC.” The transaction is expected to close as early as Q3 2025.

“This transaction marks the next step in scaling American Bitcoin as a purpose-built vehicle for low-cost Bitcoin accumulation at scale,” said Asher Genoot, CEO of Hut 8. “By taking American Bitcoin public, we expect to unlock direct access to dedicated growth capital independent of Hut 8’s balance sheet, while preserving long-term exposure to Bitcoin upside for our shareholders.”

Existing stockholders of American Bitcoin are expected to own approximately 98% of the combined company. Immediately following the completion of the transaction, the Company will beneficially own a majority of the issued and outstanding capital stock of the combined company.

Following the transaction, Hut 8 will continue to serve as American Bitcoin’s exclusive infrastructure and operations partner through a series of long-term commercial agreements expected to generate stable, contracted revenue streams in Hut 8’s Power and Digital Infrastructure segments.

Additional Transaction Information

American Bitcoin has made available on its website a presentation with additional information concerning the transaction.

Supplemental Materials and Upcoming Communications

For important news and information regarding the Company, including investor presentations and timing of future investor conferences, visit the Investor Relations section of the Company's website, https://hut8.com/investors, and its social media accounts, including on X and LinkedIn. The Company uses its website and social media accounts as primary channels for disclosing key information to its investors, some of which may contain material and previously non-public information.

About Hut 8

Hut 8 Corp. is an energy infrastructure platform integrating power, digital infrastructure, and compute at scale to fuel next-generation, energy-intensive use cases such as Bitcoin mining and high-performance computing. We take a power-first, innovation-driven approach to developing, commercializing, and operating the critical infrastructure that underpins the breakthrough technologies of today and tomorrow. Our platform spans 1,020 megawatts of energy capacity under management across 15 sites in the United States and Canada: five Bitcoin mining, hosting, and Managed Services sites in Alberta, New York, and

Texas, five high performance computing data centers in British Columbia and Ontario, four power generation assets in Ontario, and one non-operational site in Alberta. For more information, visit www.hut8.com and follow us on X at @Hut8Corp.

About American Bitcoin

American Bitcoin is a Bitcoin accumulation platform focused on building American’s Bitcoin infrastructure backbone. A majority-owned subsidiary of Hut 8, the company combines Hut 8’s proven mining operations, cost-efficient infrastructure development capabilities, and disciplined approach to capital allocation with Eric Trump’s commercial acumen, capital markets expertise, and commitment to the advancement of decentralized financial systems. For more information, visit www.americanbtc.com and follow the company on X at @AmericanBTC.

Cautionary Note Regarding Forward–Looking Information

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements, include, but are not limited to, statements relating to the structure, timing, and completion of the proposed transaction between American Bitcoin and Gryphon, the combined company’s listing on Nasdaq after the closing of the proposed transaction, the expected management and board of directors of the combined company, American Bitcoin’s capital markets access, Hut 8’s ability to preserve long-term exposure to Bitcoin upside for its shareholders, Hut 8’s ownership interest in the combined company, Hut 8’s exclusive provision of infrastructure and operations services to American Bitcoin, and the vision, goals, and trajectory of American Bitcoin and the combined company.

Forward-looking statements are not statements of historical fact, but instead represent management’s expectations, estimates, and projections regarding future events based on certain material factors and assumptions at the time the statement was made. While considered reasonable by Hut 8 as of the date of this press release, such statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements, including, but not limited to: the occurrence of any event, change, or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not satisfied on a timely basis or at all, including the failure to timely obtain stockholder approval for the proposed transaction from Gryphon’s stockholders, if at all; risks related to Gryphon’s continued listing on Nasdaq until closing of the proposed transaction; the outcome of any legal proceedings that may be instituted against American Bitcoin, Gryphon, or the combined company; the possibility that the anticipated benefits of the proposed transaction to the parties or to Hut 8 are not realized when expected or at all; the possibility that the vision, goals, and trajectory of the combined company are not timely achieved or realized or achieved or realized at all; the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; the diversion of management’s attention from ongoing business operations and opportunities; changes in Gryphon’s stock price before closing; and other factors that may affect future results of American Bitcoin, Gryphon, or the combined company. Additional factors that could cause results to differ materially from those described above can be found in Gryphon’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and other documents subsequently filed by Gryphon with the Securities Exchange Commission (the “SEC”), and in the Company’s recent and upcoming annual and quarterly reports and other continuous disclosure documents, which are available under the Company’s EDGAR profile at www.sec.gov and SEDAR+ profile at www.sedarplus.ca.

Additional Information About the Proposed Transaction and Where to Find It

This press release relates to a proposed transaction between American Bitcoin and Gryphon. In connection with the proposed transaction, Gryphon intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement) to register the Class A common stock to be issued by Gryphon in connection with the proposed transaction. The Registration Statement will include a proxy statement of Gryphon and a prospectus of Gryphon (the “Proxy Statement/Prospectus”), and each of American Bitcoin and Gryphon may file with the SEC other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, the definitive Proxy Statement/Prospectus will be sent to the stockholders of Gryphon to seek their approval of the proposed transaction. This press release is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other relevant documents that American Bitcoin or Gryphon has filed or will file with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF GRYPHON ARE URGED TO CAREFULLY AND ENTIRELY READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AMERICAN BITCOIN, GRYPHON, THE PROPOSED TRANSACTION, AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other relevant documents filed by American Bitcoin and Gryphon with the SEC, may be obtained free of charge, when they become available, at the SEC’s website at www.sec.gov. You will also be able to obtain these documents free of charge, when they are available, by directing a request to Gryphon’s Investor Relations department at 646-755-7412 or emailing James@HaydenIR.com. The information on the Company’s, American Bitcoin’s, or Gryphon’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

American Bitcoin, Gryphon and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Gryphon, their ownership of Gryphon common stock, and Gryphon’s transactions with related persons is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 31, 2025, the definitive proxy statement for Gryphon’s 2024 annual meeting of stockholders, as filed with the SEC on August 7, 2024, the definitive proxy statement for Gryphon’s 2025 special meeting of stockholders, as filed with the SEC on April 21, 2025, and other documents that may be filed from time to time with the SEC. Additional information about the directors and executive officers of American Bitcoin and Gryphon and other persons who may be deemed to be participants in the solicitation of stockholders of Gryphon in connection with the proposed transaction and a description of their direct and indirect interests will be included in the Proxy Statement/Prospectus related to the proposed transaction or other relevant materials, which will be filed with the SEC. These documents may be obtained free of charge, when they become available, at the SEC’s website at www.sec.gov and from Gryphon using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or the solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act.

Hut 8 Corp. Investor Relations
Sue Ennis
ir@hut8.com

Hut 8 Corp. Public Relations

Gautier Lemyze-Young
media@hut8.com